SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

January 31, 2007

Date of Report (Date of earliest event reported)

SIRENZA MICRODEVICES, INC.

(Exact name of Registrant as specified in its charter)

DELAWARE	000-30615	77-0073042
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

303 S. TECHNOLOGY COURT, BROOMFIELD, CO 80021

(Address of principal executive offices, including zip code)

(303) 327-3030

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

See Item 7.01 below.

Item 7.01 Regulation FD Disclosure.

On January 31, 2007, Sirenza Microdevices, Inc. (“Sirenza”) issued a press release announcing its preliminary financial results for the fiscal quarter and fiscal year ended December 31, 2006 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this report.

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is furnished pursuant to Items 2.02 and 7.01.

99.1	Press release by Sirenza Microdevices, Inc. issued on January 31, 2007.

Use of Non-GAAP Financial Information.

The Press Release discloses certain financial measures (such as net income, net income margin, gross profit, gross margin, total research and development, sales and marketing and general and administrative expenses, and earnings per share calculated to exclude the effects of charges for the amortization of acquisition-related intangible assets, compensation expense related to equity awards, charges for the amortization of acquisition-related inventory step-up, the write-off of deferred equity financing costs, GCS impairment, salaries associated with transitional Micro Linear employees, costs associated with abandoned merger and acquisition activities, litigation settlement, severance costs and/or restructuring) that are considered non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Pursuant to the requirements of Regulation G, Sirenza has included in its Press Release a reconciliation of non-GAAP financial measures disclosed in the Press Release to the most directly comparable GAAP financial measure. Sirenza will either provide an oral reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures during the teleconference call/webcast relating to the Press Release or post a reconciliation of such non-GAAP financial measures under the Financial Data link on the Investor Relations page of Sirenza’s website at www.sirenza.com prior to the teleconference call/webcast.

As used herein, “GAAP” refers to accounting principles generally accepted in the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRENZA MICRODEVICES, INC.

By:	/s/ Clay B. Simpson
Clay B. Simpson Vice President, General Counsel and Secretary

Date: January 31, 2007

SIRENZA MICRODEVICES, INC.

EXHIBIT INDEX TO FORM 8-K

Exhibit Number	Description
99.1	Press release by Sirenza Microdevices, Inc. issued on January 31, 2007.